UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2022

_______________________________________________

RadNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33307	13-3326724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1510 Cotner Avenue Los Angeles, CA	90025
(Address of principal executive offices)	(Zip Code)

(310) 478-7808

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	RDNT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02	Unregistered Sales of Equity Securities.

On January 20, 2022, RadNet, Inc. consummated the acquisition of all of the outstanding equity interests of Aidence Holding B.V. (“Aidence”) and Quantib B.V. (“Quantib”), two unrelated Dutch companies developing software using deep learning artificial intelligence (“AI”) to assist radiologists with reading and interpreting scans.

Founded in 2015 and based in Amsterdam, Aidence develops software using deep learning AI to assist with interpreting chest CT images for lung nodule management in the setting of routine imaging and lung cancer screening. Founded in 2012 and based in Rotterdam, Quantib has multiple AI-based solutions with both CE mark and FDA 510(k) clearance, including Quantib Prostate to improve analysis of prostate MRI exams, and Quantib ND and Quantib Brain for analysis of brain MRI exams in the setting of neurodegeneration.

The aggregate consideration for the acquisition of Aidence, inclusive of the consideration for future milestones (valued at US$10,000,000) is approximately US$50,000,000. Included in the consideration is the issuance of an aggregate of 1,141,234 shares of RadNet, Inc. common stock to stakeholders of Aidence.

The aggregate consideration for the acquisition of Quantib, is approximately US$45,000,000. Included in the consideration is the issuance of an aggregate of 965,058 shares of RadNet, Inc. common stock to the stakeholders of Quantib.

In each transaction, the shares of RadNet, Inc. common stock were issued without registration on the basis of the exemptions provided by Regulation S and under Regulation D promulgated under the Securities Act of 1933, as amended. Each recipient of RadNet, Inc. common stock in each transaction was either a non-U.S. person that received the shares in an “offshore transaction” within the meaning of Regulation S, or was an “accredited investor” within the meaning of Rule 501 of Regulation D.

RadNet, Inc. issued a combined press release on January 24, 2022, related to the acquisitions. A copy of that press release is attached to this report as Exhibit 99.1.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release dated January 24, 2022 related to the acquisition of Aidence Holding B.V. and Quantib B.V.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2022	RadNet, Inc.

	By:	/s/ David J. Katz
	Name:	David J. Katz
	Title:	Executive Vice President, General Counsel and Corporate Secretary

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release dated January 24, 2022 related to the acquisition of Aidence Holding B.V. and Quantib B.V.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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